EXHIBIT 10.12

                             Dated August 4th, 2000

                                          ---


                          SLOUGH TRADING ESTATE LIMITED

                                       to

                             LUCAS SCHAEVITZ LIMITED

                                      -and-

                    MEASUREMENT SPECIALTIES (ENGLAND) LIMITED

                                      -and-

                          MEASUREMENT SPECIALTIES INC.

                                LICENCE TO ASSIGN

                                   relating to

                              543/544 Ipswich Road
                        Trading Estate, Slough, Berkshire

                               BIR_PROP/4126028/O1

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                                LICENCE TO ASSIGN

DATE                                                          August  4th,  2000
                                                                      ---


PARTIES

(1) SLOUGH TRADING ESTATE LIMITED (incorporated and registered in England and Wales under company number 1184323), the registered office of which is at 234 Bath Road Slough SL1 4EE (the "Landlord");

(2) LUCAS SCHAEVITZ LIMITED (incorporated and registered in England and Wales under company number 705542), the registered office of which is at Stratford Road Solihull West Midlands B90 4LA (the "Tenant");

(3) MEASUREMENT SPECIALTIES (ENGLAND) LIMITED (incorporated and registered in England and Wales under company number 4026024), the registered office of which is at 22 Melton Street London NW1 2BW (the "Assignee"); and

(4) MEASUREMENT SPECIALTIES, INC. of a New Jersey USA corporation having an address at 80 Little Falls Road Fairfield New Jersey 07004 USA (the "New Surety").

RECITALS

A. The Landlord is entitled to the reversion immediately expectant on the Term.

B.     The  unexpired  residue  of  the  Term  is  vested  in  the  Tenant.

C. The Lease contains a covenant by the Tenant not to assign the Lease without the written consent of the Landlord.

D.     The  Tenant  wishes  to  assign  the residue of the Term to the Assignee.


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                             IT IS AGREED AS FOLLOWS

1.   DEFINITIONS

In this licence the following definitions apply:

Assignee       the  third  party  to  this  licence;

Assignment     the  assignment  of  the  Lease  by  the  Tenant to the Assignee;

Landlord       the first party  to  this  licence  and  its successors in title;

Lease a lease made between The Landlord (1) Schaevitz E.M. Limited (2) and Electro Mechanisms Holdings Limited (3) and 14th September 1977 dated and any document supplemental to or varying such lease whether entered into before or after the date of this licence and including this licence;

Premises 543/544 Ipswich Road Trading Estate Slough Berkshire as more particularly described in the Lease;

Surety         the  fourth  party  to  this licence and its successors in title;

Tenant         the  second  party  to  this  licence;

Term the term of years created by the Lease (and any continuation or holding over of that term)

2.   INTERPRETATION

2.1 The clause headings are for reference only and do not affect the construction of this licence.

2.2 The words include and including are deemed to be followed by the words without limitation.

2.3 General words introduced by the word other do not have a restrictive meaning by reason of being preceded by words indicating a particular class of acts, things or matters.

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2.4  Obligations  owed by or to more  than  one  person  are  owed by or to them jointly and severally.

2.5 A reference to a person includes an individual, a corporation, company, firm or partnership or government body or agency, whether or not legally capable of holding land.

2.6 A reference to particular legislation is a reference to that legislation as amended, consolidated or re-enacted from time to time and includes all orders, regulations, consents, licences, notices and bye-laws made or granted under such legislation.

2.7 Unless otherwise stated, a reference to a clause is a reference to a clause or sub-clause of this licence.

2.8 The rights of the Landlord under any clause in this Licence are without prejudice to the rights of the Landlord under any other clause or under the Lease or any other security.

3.     CONSENT  TO  THE  ASSIGNMENT

3.1  The  Landlord  consents  to  the  Assignment  on the terms of this licence.

3.2 If the Assignment has not been completed within two months from the date of this licence, the consent given in clause 3.1 (but not any other part of this licence) will lapse and become void.

4.     ASSIGNEE'S  COVENANT

The  Assignee  covenants  with  the  Landlord:

4.1 that as from the date of the Assignment and during the remainder of the Term, the Assignee and its successors in title will comply with the covenants and conditions on the part of the tenant contained in the Lease and will indemnify the Landlord in respect of any failure to comply with them.

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4.2  to pay the  rents  and other  sums  reserved  by the Lease on the due dates through their bankers by direct debit and will complete a mandate accordingly when called upon by the Landlord so to do

5.     NOTIFICATION

The Assignee covenants with the Landlord to give written notice to the Landlord of completion of the Assignment within twenty eight working days of completion of the Assignment, and to provide to the Landlord a certified copy of the completed Assignment, and where the Lease is registered at HM Land Registry to make application to register the Assignment at HM Land Registry.

6.     COSTS

The Tenant shall pay the Landlord's costs in connection with this matter (including the preparation and completion of this Deed) amounting to 425 plus VAT.

7.     GENERAL

7.1  This  licence  is  supplemental  to  the  Lease  and  is  a  deed.

7.2 Neither this licence nor the Assignment will release or lessen the liability under the Lease of the Tenant or any other person, whether before or after the date of this licence.

7.3 Any breach of the terms of this licence will give rise to a right of re-entry under the Lease.

8.   SURETY

8.1  General

     8.1.1 The provisions of this clause 8 will take effect immediately upon completion of the Assignment.

     8.1.2 In this clause 8 references to the Assignee are references to the third party to this Licence and to its successors in title.

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8.2  Guarantee

8.2.1 The Surety irrevocably and unconditionally guarantees to the Landlord that the rent and other sums due under the Lease will be duly and punctually paid, and that all the other obligations of the Assignee under the Lease will be duly performed and complied with, in either case whether during or after the end of the Term (however and whenever it ends).

8.2.2 The Surety agrees that if at any time the rent or other sums due under the Lease are not paid on their due date, or any of the other obligations of the Assignee under the lease are not duly performed and complied with, it shall, on demand, pay such sum or perform or comply with such obligation.

8.3  Principal  debtor

     As a separate and independent obligation under this Licence, the Surety agrees that if any sum or obligation expressed to be guaranteed under this Licence is not recoverable from or enforceable against the Surety on the basis of a guarantee (for whatever reason), the Surety shall be liable as sole or principal debtor in respect of such sum or obligation which shall be paid, performed or complied with by the Surety on demand.

8.4  No  discharge  of  Surety

     Without prejudice to subsection 18(3) of the Landlord and Tenant (Covenants) Act 1995, the Surety's liability under this licence will remain in full force and effect and will not be released or discharged nor will the rights of the Landlord be prejudiced or affected by any of the following:

     8.4.1 any time, indulgence or concession granted by the Landlord to the Assignee or to any other person who is liable;

     8.4.2 the Landlord dealing with, exchanging, varying or failing to perfect or enforce any of its rights or remedies against the Assignee or any other person who is liable;

     8.4.3 the existence of or dealing with, varying or failing to perfect or enforce any other rights or security which the Landlord may have or acquire against the Assignee or any other person who is liable in respect of its obligations under the Lease;

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     8.4.4     any variation of,  addition to or reduction from the terms of the
               Lease whether or not the same is substantial or is prejudicial to the Surety or confers only a personal right or obligation;

     8.4.5 any non-acceptance of the rent or other sums due from the Assignee under the Lease, in circumstances where the Landlord has reason to suspect a breach of its obligations in the Lease;

     8.4.6 the occurrence of any of the events set out in clause [ ] (Forfeiture) of the Lease (in relation to the Assignee or the Surety);

     8.4.7 a surrender of part of the Premises demised by the Lease, except that the Surety will have no liability in relation to the surrendered part in respect of any period after the date of the surrender;

     8.4.8 any incapacity, disability or change in the constitution, status, or name of the Assignee or of the Landlord;

     8.4.9 any amalgamation, merger or reconstruction by the Landlord with any other person or the acquisition of the whole or any part of its assets or undertaking by any other person

     8.4.10 any voluntary arrangement entered into by the Assignee or any other person who is liable with all or any of its creditors (whether or not such arrangement binds or is expressed to bind the Landlord);

     8.4.11 any other act or thing by virtue of which, but for this provision, the Surety would have been released or discharged from its obligations under this licence, or the rights of the Landlord would have been prejudiced or affected, other than a release by deed, entered into by the Landlord, in accordance with the terms of such deed and the parties acknowledge that each of the matters listed above is separate and independent and is not to be interpreted in the light of any other.

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8.5  Waiver  by  Surety  of  its  rights

     8.5.1 Until all the liabilities expressed to be guaranteed by the Surety under this licence have been paid, discharged or satisfied irrevocably and in full, the Surety agrees not, without the consent of the Landlord to:

          (a) exercise any of its rights in respect of the liabilities expressed to be guaranteed under this licence against the Assignee or any other person who is liable;

          (b) demand or accept any security from the Assignee or any other person who is liable in respect of the obligations of the Surety under this licence or in respect of any indebtedness due to the Surety from the Assignee or any other person who is liable, and any security received by the Surety in breach of the above or any such security held by the Surety or at the date of this licence shall be held by the Surety on trust for the Landlord and delivered to the Landlord on demand;

          (c) claim any legal or equitable set-off or counterclaim against the Assignee or any other person who is liable; or

          (d) claim or prove in competition with the Landlord in the liquidation or bankruptcy or in any administration or receivership of the Assignee or any other person who is liable, or have the benefit of or share in any payment or distribution from or composition or arrangement with the Assignee or any other person who is liable and any money or other property received by the Surety in breach of this shall be held by the Surety on trust for the Landlord and delivered to the Landlord on demand.

     8.5.2 The obligations of the Surety under this licence may be enforced by the Landlord against the Surety;

          (a) at its discretion and without first enforcing or seeking to enforce its rights against the Assignee or any other person who is liable or exercising its rights under any other security or resorting to any other means of payment; and

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          (b)  as primary obligations and not merely as obligations of a surety.

8.6  Payment  in  gross

All dividends, compositions and moneys received by the Landlord from the Assignee or any other person which are capable of being applied by the Landlord in satisfaction of the liabilities expressed to be guaranteed under this licence, will be regarded for all purposes as payments in gross, and will not prejudice the right of the Landlord to recover from the Surety the ultimate balance which, after receipt of such dividends, compositions and moneys, may remain owing or expressed to be owing to the Landlord.

8.7  Surety  to  take  a  new  lease

     8.7.1     In  this  clause  a  Relevant  Event  is:

          (a) the surrender or disclaimer of the Lease, or the Assignee's obligations under it by a liquidator or trustee in bankruptcy of the Assignee;

          (b)  the  disclaimer  of  the Lease after it has become bona vacantia;

          (c)  the  forfeiture  of  the  Lease;  or

          (d) the Assignee (being a body corporate) ceasing to exist (whether or not the Assignee is capable of being reconstituted or reinstated);

     8.7.2 If a Relevant Event occurs the Surety agrees, at the request of the Landlord made within 12 months following the Landlord having notice of the Relevant Event, to take a new lease of the Premises from the Landlord.

     8.7.3     Such  new  lease  shall:

          (a) be for a term commencing on the date of the Relevant Event and be equal to the unexpired residue of the term of years granted by the Lease (or the residue which would be unexpired but for the Relevant Event) as at the date of the Relevant Event;

          (b) reserve a rent equal to the rent reserved under the Lease immediately before the Relevant Event and otherwise be on the same terms as the Lease but with no provision for a rent-free period; and with the addition of the agreement mentioned in clause 8.7.4; and

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          (c)  take  effect  from  the  date  of  the  Relevant  Event.

     8.7.4 The new lease will contain an agreement between the Landlord and the lessee that for the purposes of section 19(1A) of the Landlord and Tenant Act 1927 the Landlord may give its consent to an assignment of such new lease subject to a condition that the lessee enters into an authorised guarantee agreement, which agreement is to be by deed, to provide for a guarantee of all the obligations of the then assignee under the new lease from the date of such assignment until such assignee is released by virtue of the Landlord and Tenant (Covenants) Act 1995, and which provides for all the matters permitted by section 16(5) of that Act and which is otherwise in accordance with section 16 of that Act and in a form reasonably required by the Landlord.

     8.7.5 The new lease will take effect subject to the Lease, and if and to the extent that it is still subsisting, and subject to any underlease or other interest created or permitted by the Assignee or its predecessors in title.

     8.7.6 The Surety shall pay the Landlord's costs (on an indemnity basis) in connection with the grant of such new lease and shall execute deliver and pay stamp duty on a counterpart of it to the Landlord.

     8.7.7 If the Landlord does not require the Surety to take a new lease of the Premises, the Surety shall nevertheless pay on demand to the Landlord a sum equal to the rent and other sums due under the Lease which would have been payable but for the Relevant Event in respect of the period from the date of the Relevant Event until 12 months after it, or, if sooner, the date the Premises are re-let.

8.8  Supplementary  provisions

     8.8.1 As and when called upon to do so by either the Landlord or the Assignee, the Surety shall enter into any document supplemental to the Lease (by deed if required) for the purpose of consenting to the Assignee entering into such supplemental document and confirming that, subject only to subsection 18(3) of the Landlord and Tenant (Covenants) Act 1995, all the obligations of the Surety will remain in full force and effect in respect of the Lease.

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     8.8.2          The Surety  agrees to pay to the Landlord on demand,  and on an indemnity basis, all legal and other costs and charges which may be payable by the Landlord in relation to the enforcement of the Surety's obligations in this licence.

     8.8.3 The Surety agrees to pay interest on each amount demanded of it under this licence, at the rate of interest payable under the Lease until payment (both before and after any judgement), except that where the sum demanded from the Surety is interest due from the Assignee at that rate and is paid by the Surety immediately on demand, the Surety will not be liable to pay further interest on that sum.

     8.8.4 Each of the provisions of this licence is distinct and severable from the others, and if at any time one or more such provisions is or becomes illegal, invalid or unenforceable (either wholly or to any extent), the validity, legality and enforceability of the remaining provisions (or the same provision to any other extent) will not be affected or impaired.

     8.8.5

                    The rights of the Landlord under this licence will enure for the benefit of the Landlord and its successors in title without any need for any express assignment of them.

9.   CONTRACT  (RIGHTS  OF  THIRD  PARTIES)  ACT  1999

Unless expressly stated nothing in this Licence will create any rights in favour of any person pursuant to the Contracts (Rights of Third Parties) Act 1999.

IN WITNESS of which this licence has been duly executed and is delivered on the date written at the beginning of this deed.

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Original
THE  COMMON  SEAL  OF  SLOUGH       )
TRADING  ESTATE  LIMITED            )
was affixed to this deed in the     )
presence  of:                       )


                                    Director

                                    Secretary/Director

Counterpart

EXECUTED  as  a  deed  by  LUCAS
SCHAEVITZ LIMITED by:

/s/                                                SCHAEVITZ  LIMITED  by:
---------------------------------                  Acting  by  William  Fullmer
Director                                           and  David  Brown,  its
and                                                Attorneys-in-Fact pursuant to
/s/                                                a Power of Attorney dated as
---------------------------------                  of  August  3,  2000.
Secretary/Director



EXECUTED  as  a  deed  by  MEASUREMENT
SPECIALTIES  (ENGLAND)  LIMITED
by:

/s/
---------------------------------
Director
and

/s/
---------------------------------
Secretary/Director

EXECUTED  as  a  deed  by  MEASUREMENT  SPECIALTIES,  INC.
acting  by:

/s/ Joseph R. Mallon Jr.
-------------------------------------------------
    Joseph R. Mallon Jr., Chief Executive Officer

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